Exhibit 99.1

INVESTOR PRESE N T A TION QUARTER AND YEAR ENDED DECEMBER 31, 2022

We make certain statements and reference other information in this presentation that are “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, for forward - looking statements relating to our intentions, beliefs, projections, estimations, and forecasts of future events or our future financial performance. Forward - looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. We can give no assurance that our expectations expressed in forward - looking statements ultimately will be correct. We discuss factors that could cause our actual results to differ materially from those we project, forecast, or estimate in forward - looking statements in further detail in Selective’s public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward - looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require. This presentation also includes certain non - GAAP financial measures within the meaning of Regulation G, including “non - GAAP operating earnings per share,” “non - GAAP operating income,” and “non - GAAP operating return on equity.” Definitions of these non - GAAP measures and a reconciliation to the most comparable GAAP figures are available in our Annual Report on Form 10 - K and our Supplemental Investor Package, both found on our website < www.selective.com > under “Investors/Reports, Earnings and Presentations.” We believe investors and other interested persons find these measurements helpful, as they provide a consistent basis for comparing our results between quarters and with our industry competitors. These non - GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to unduly rely on these non - GAAP measures in assessing our overall financial performance. 2 Safe Harbor Statement

Overview 3

4 A Track Record of Superior Execution Nine Consecutive Years of Double - Digit Non - GAAP Operating ROEs* and Above Average Industry Growth 30 State Footprint ** $6.1B Market Cap (as of 2/7/2023) 95+ Years of Financial Strength and Superior Execution $3.6B 2022 NPW (up 12% Y/Y) 95.1% 2022 GAAP Combined Ratio 2022 Non - GAAP Operating ROE of 12.4%* *For further information on non - GAAP financial measures, please see “Safe Harbor Statement” on Page 2. **State Footprint refers to Commercial Lines only and includes Washington, D.C.

Our Sustainable Competitive Advantages Competitive Position Enhanced by Working Towards the Benefit of all our Stakeholders Distribution model emphasizes franchise value with high - quality partners • Appointment of high - quality independent agent distribution partners with whom we have close relationships • Enables effective management of pricing and retention • Presents significant opportunity for profitable growth Unique locally - based field model • Locally based underwriting, claims, and safety management specialists • Claims specialists regionally organized by specialty Sophisticated tools for risk selection, pricing, and claims management • Our proven ability to develop and integrate these tools gives us confidence that we can effectively manage profitability in a more uncertain loss trend environment Superior omni - channel customer experience delivered by best - in - class employees • Strong focus on customer experience • Developing holistic solutions for 24 - hour 5 omni - channel shared experience • Increased customer engagement • Value - added services

Super Regional with National Capabilities Standard Commercial (81% of NPW) Standard Personal (9% of NPW) Excess & Surplus (10% of NPW) 30 States & D.C. Focus on maintaining growth and profitability targets in a more uncertain loss trend environment 15 States Shifted focus to “mass - affluent” market; price increases expected to accelerate in latter half of 2023 50 States & D.C. Strong growth and profitability; market dynamics remain supportive 6

Well - positioned for Continued Outperformance Topline/ Underwriting • Ongoing successful execution of 3% market share strategies and geo - expansion • Strong NPW growth from rising prices, increased exposure, solid retention rates, and new business volumes • Combined ratio guidance of 96.5% for 2023; long - term 95% target Pricing/ Loss Trends • Decade - long track record of pursuing price increases in line with projected loss trend • Continued loss trend uncertainty; projected commercial lines loss trend of 6.5%, with property lines at 7% and casualty lines at 6% • Commercial lines pricing environment remains rational, with signs of firming in property lines Investments • Prudently managed the investment portfolio to optimize risk/return in a rising interest rate environment • Significant increase in book yield and credit quality; investment income projected to grow ~30% in 2023 • Investment leverage of 3.4x enables strong ROE contribution Balance Sheet/ Risk Management • Strong financial position – solid balance sheet, prudent reserving, and holding company liquidity well above targets • Strong underwriting controls and exposure management to limit CAT loss volatility • Increased reinsurance retentions at 1/1/23, but maintained conservative program with more top layer limit purchased 7

Our Key Accompli s hm e n t s In 2022 Underwriting Discipline Continuing our decade - long track record of effectively managing commercial lines pricing and retention rates in a dynamic loss trend environment Strong Top - Line Growth Leveraging our unique field underwriting model and sophisticated tools and technology to generate profitable growth Geographic Expansion Expanded our Commercial Lines footprint in Vermont, Idaho, and Alabama in 2022 , with additional states targeted for early 2024 New Automation Platforms Our new Small Business and E&S automation platforms dramatically enhance ease - of - use for our distribution partners New Agency Appointments We appointed 118 new agencies, bringing our total to approximately 1,500 agencies with 2,600 storefronts 8

Strong ROE Outperformance Relative to Peers 9 • 12.4% non - GAAP operating ROE* in 2022 driven by: − Solid underwriting profitability − Manageable CAT losses − Strong investment contribution • Track record of generating ROEs well in excess of our cost of capital and peer group averages 10.3% 8.6% 12.4% 8 . 8% 5% 10% 15% SIGI Peer Avg. Elevated CAT losses 0% 201 4 201 5 201 6 201 7 201 8 201 9 202 0 202 1 2022 Peer index includes TRV, HIG, CNA, CINF, THG, and UFCS 2022 UFCS figure is based off 9M22 data Nine consecutive years of double - digit non - GAAP operating ROEs* averaging 11 . 9 % between 2014 and 2022 Historical Non - GAAP Operating ROEs* *For further information on non - GAAP financial measures, please see “Safe Harbor Statement” on Page 2.

Historical GAAP Combined Ratios Excellent Historical Operating Results • 2022 Highlights − GAAP combined ratio of 95.1% − NPW growth of 12% − After - tax net investment income of $232 million • 2023 Guidance − GAAP combined ratio of 96.5% includes net catastrophe losses of 4.5 points and assumes no prior - year casualty reserve development − $300 million of after - tax net investment income, including $30 million from alternative investments − 21% overall effective tax rate − 61 million weighted average shares 95.2% 93.3% 92.0% 95.8% 95.1% 96.5% 85% 90% 95% 100% Underlying Combined Ratio** Reported Combined Ratio 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023F ** Underlying GAAP combined ratio excludes catastrophe losses and prior year casualty reserve development 2023F combined ratio estimate assumes no prior - year casualty reserve development COVID - 19 and elevated c a tastr o p h es 10

Our Strategic Initiatives 11

Our Major Strategic Initiatives Continued Profitable Growth Expanding “share of wallet” and new agent appointments; geo - expansion Deploy sophisticated underwriting and pricing tools to improve risk selection and achieve price increases ≥ loss trends Leverage Sophisticated Tools to Achieve Adequate Pricing Excellent Customer Service Continue to deliver superior omni - channel customer experience Culture Focused On Innovation and Sustainability A culture of innovation and sustainability centered around diversity, equity, and inclusion 12

Consistently Achieving Price Increases In Alignment with Loss Trend • Selective’s renewal pure price increases exceeded industry average from 2009 - 2018 • An attractively priced book with strong embedded profitability • Ability to obtain appropriate price enabled by: − Strong distribution partner relationships − Sophisticated tools and actionable data − Culture of underwriting discipline Commercial Lines renewal pure price increases averaged 5 . 6 % in 4 Q 22 and approximately 6 . 5 % in January 2023 76% 80% 84% 88% - 2 . 0% 2 . 0% 6.0% 1 0 .0% 2 0 09 2 0 11 2 0 13 2 0 15 2 0 17 2 0 19 CLIPS: Willis Towers Watson Commercial Lines Insurance Pricing Survey as of 9M22 2 0 21 Commercial Lines Pricing and Retention SIGI Pricing CLIPS Pricing SIGI Retention 13 Renewal Pure Price (%) Retention (%)

Portfolio Approach To Pricing and Underwriting Helps Drive Business Mix Improvements Commercial Lines Pricing by Retention Group • Portfolio management approach yields higher retention and rate • Account - specific pricing, including: − Predictive modeling − Relative loss frequency and severity − Pricing deviation − Hazard and segment consideration Strong focus on developing tools and technologies that enable more effective decision making 22% 22% % of 33% P r e m ium 16% 7% As of December 31, 2022 14 May not foot due to rounding.

2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 Managed Premium Volume During Soft Market $ 3.6B Targeting Profitable Growth Over Time Delivered an 8% NPW compounded annual growth rate over the last nine years Commercial Lines Pricing by Retention Group Commercial Lines Growth Drivers Lower Risk Higher Risk Target of growing “share of wallet” to 12% with existing distribution partners Target of appointments to represent 25% share in existing markets Geo - expansion New products and M&A Additional NPW opportunity of about $3B by achieving a 3% commercial lines market share in existing footprint 15

Greenfield Geo - Expansion Enhances Growth Opportunities Diversification and spread of risk, with a target of having national capabilities Recent Timeline of our Disciplined Approach to Geo - Expansion 2017 - 2018 − Established new Southwest regional hub by entering AZ, CO, NM, and UT for Commercial Lines − NH for Commercial Lines − AZ and UT for Personal Lines 2022 − Expanded into VT in June 2022 − Expanded into AL and ID in October 2022 Early 2024 Target − West Virginia and Maine* Footprint States Target Expansion States for 2024* 16 *Subject to regulatory approval

A Focus On Customer Experience To Drive Retention Customer - centricity is core to who we are as a company Advancing Value - Added Services Acti o na b le Insights Maximizing Digital Utilization Delivering services that help our insureds mitigate risk differentiates us in the market Developing a “360 - degree” view of the customer; partnering with agents to provide a seamless customer experience 17 Providing an omni - channel customer experience in a 24/7 environment through customized proactive messaging for product recalls, notices of loss, and policy changes

Developing Leadership in Sustainability and Corporate Social Responsibility 18 Understanding and Attempting to Mitigate Climate Change Risk Diverse, engaged Board with strong oversight of key risk areas Publication of our inaugural TCFD report Providing Customers with Responsive Claims Services and Risk Mitigation Solutions Responsive claims service Seamless omni - channel customer experience Value - added tools and technologies to help mitigate customer risk Having a Positive Impact on our Communities and Society Safety Management services make our insureds and communities safer The Selective Insurance Group Foundation makes philanthropic investments that strengthen our communities Building a Highly Engaged Team of Employees and Leaders Strong focus on attracting, retaining, and promoting the best talent Emphasis on workplace flexibility Significant initiatives to advance DE&I A Culture of Strong Governance and Transparency Sustainability Committee overseen by senior management Diverse, engaged Board with strong oversight of key risk areas

Financial O v e r vi e w 19

Lower Risk Profile and Strong Financial Strength R A TI N GS AM Best: A+ S&P: A Moody’s: A2 Fitch: A+ Conservative business and balance sheet profile allows higher operating leverage A LOWER RISK PROFILE Low to Medium Hazard Writer Conse r v a ti v e Investment Portfolio Prude n t R eins u r ance P r og r am 20 D i scip l i ned Reserving Processes

A Writer Of Predominantly Low - To Medium - Hazard Risks • Manage volatility of underwriting results, in part through maintaining a smaller limit profile • Low account sizes (premium per policyholder) averaging: − $15.3K for Standard Commercial − $2.6K for Standard Personal − $3.8K for E&S • Low reinsurance attachment points for property (per risk) and casualty (per occurrence) Notes: Figures as of December 31, 2022 ¹TIV refers to total insured value ** Excludes workers compensation policies, which do not have statutory policy limits A lower volatility portfolio of risks Percent of Policies with TIV¹ or Limits of $1M or Less Property Casualty 76% 86%** Standard Commercial Lines Standard Personal Lines 76% 96% E&S Lines 96% 99% 21

Investment Portfolio at 12/31/22 Conservative Investment Portfolio • Core fixed income and short - term investments comprised 92% of the investment portfolio at 12/31/22 − “AA - ” average credit quality − Effective duration of 4.1 years • Risk asset allocation (high yield, public equity, and alternatives) at 9.8% of invested assets • Ongoing diversification of our alternative investments portfolio by strategy and vintage Fixed Income 87% Short - Term 5% Equities* 2% Alternatives & Other 6% A conservative investment management philosophy, with a focus on highly - rated fixed income securities $7.8B of I n v e s tme n ts * Equities consist of Publicly traded fixed income ETF, business development companies (BDCs) and Interval Funds 22

Historical After - Tax Fixed Income Portfolio Yields Active Portfolio Management Drives Investment Results • Rising interest rates helping new money reinvestment rates − $2.7B of new money invested in 2022 − Pre - tax book yield on fixed income portfolio up ~115 basis points in 2022 − Every 100 basis points of incremental pre - tax investment return translates to ~270 basis points of additional ROE After - tax yield on our fixed income portfolio was 3.7% in 4Q22 and 3.1% in 2022 2 . 2% 23 1.9% 1.9% 2 . 1% 2 . 8% 2 . 9% 2 . 6% 2 . 6% 3 . 1% 2.0% 3.0% 1.0% 2 0 1 4 2 0 15 2 0 16 2 0 1 7 2 0 18 2 0 19 2 0 2 0 2 0 21 2 0 22

Impact of Catastrophe Losses on Combined Ratio Historical Catastrophe Loss Impact Below Industry Average • Catastrophe loss impact over the past 20 years has averaged − 5.5 percentage points for the P&C industry − 3.5 percentage points for Selective • Catastrophe loss mitigation initiatives include: − Strict guidelines for coastal properties − Focus on geographic diversification and growth that minimizes peak catastrophe aggregations − Conservative reinsurance program Relatively low historical combined ratio volatility from catastrophe losses Note: Catastrophe impact for P&C industry based on AM Best estimates; 2022 estimate based on 9M22 data and does not include losses related to Winter Storm Elliott 0 6 12 2 0 02 2 0 04 2 0 06 2 0 08 2 0 10 2 0 12 2 0 1 4 2 0 16 2 0 18 2 0 20 2 0 22 Elevated frequency of CAT losses P & C 24 Indu s t r y S I GI

Net Single - Event Hurricane Loss* as a % of Equity Conservative Reinsurance Program 25 • 2023 property catastrophe treaty structure ̶ Coverage of $915M in excess of $60M retention, with net purchased limits totaling $810M ̶ $216M in collateralized limit, primarily in the top layer of the program • Property XOL treaty covers losses up to $67M in excess of $3M retention on a per risk basis • Casualty XOL treaty covers losses up to $88M in excess of $2M retention on a per occurrence basis Balance sheet protection through conservative program and strong panel of reinsurance partners 2% 3% 3% 4% 5% 7% 21% 0% 10% 20% 30% 40% 25 50 100 150 200 250 500 (Return Period in Years) * Single event hurricane losses are net of reinsurance, after tax, and reinstatement premiums as of 1/1/23. GAAP equity as of 12/31/22.

Impact of Casualty Reserve Development on our Combined Ratio Strong Reserving Track Record 26 • Disciplined reserving practices ̶ Quarterly actuarial reserve reviews ̶ Semi - annual independent review ̶ Independent year - end opinion • Favorable reserve development in Workers Compensation, General Liability, BOP, and Bonds in 2022; partially offset by adverse trends in commercial auto Seventeen consecutive years of net favorable casualty reserve development -4.0% -2.0% 0.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Strong Capital And Liquidity Position, Greater Expense Focus Capital and Liquidity Plan • Debt - to - capital ratio of 16.6% • NPW to surplus ratio of ~1.44x is in the middle of our target range of 1.35x – 1.55x • Parent company cash and investments totaling ~$484M is in excess of our target of 2x annual recurring outflow • Instituted opportunistic $100M share repurchase authorization; $84.2M remained as of 12/31/22 • Investing in the business currently provides the most attractive capital deployment opportunities Expense Management • Expecting expense ratio pressure in 2023 due to higher reinsurance costs; targeting improvement over the next few years • Areas for operational enhancements include : − Workflow and process improvements − Robotics and artificial intelligence − Talent development − Product innovation 27 Note: Financial statistics are as of December 31, 2022

Strong Track Record of Book Value per Share Growth and Shareholder Value Creation Over Time A Focus On ROE and Growth In Book Value Per Share 28 Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures Note: Book value per share increased 4% during the 4Q22 and was down 17% for full - year 2022, with our earnings more than offset by an increase in net unrealized losses. Adjusted book value per share increased 2% in 4Q22 and 5% for full - year 2022. $0 $500 $ 1 ,000 $ 1 ,500 $2,000 $ 2 ,500 $ 3 ,000 $0 $10 $20 $30 $40 $50 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 ($ in millions) GAAP Stockholders' Equity Book Value Per Share Generating non - GAAP operating ROE* in line with our long - term target Expected higher total shareholder returns over time Superior growth in book value per share 2022

9 . 2% 9.7% 1 8 .4% 1 6 .7% 1 7 .2% 10.1% 10.2% 7.6% 9.4% 13.8% 12.6% - 18.1% 4Q22 1 YEAR 5 YEARS 10 YEARS 2 5% 2 0% 1 5% 1 0% 5% 0% - 5% - 1 0% - 1 5% - 2 0% S IGI S&P Prop/Cas S&P 500 Total Shareholder Returns Have Outperformed Benchmarks Over Longer Term • Solid long - term outperformance in TSR relative to S&P P&C insurance and S&P 500 indices • Share price performance has reflected our ability to generate strong and consistent financial results 29 Total Shareholder Return Note: Total shareholder return calculations for 5 and 10 years are as of December 31, 2022 Our stock has performed well against peers and equity markets recently, and over the past 5 - and 10 - year periods

Our Value P r opo s ition 30 *For further information on non - GAAP financial measures, please see “Safe Harbor Statement” on Page 2. Leveraging our competitive strengths to generate sustained financial outperformance A distribution model that emphasizes franchise value: We appoint and having meaningful, close business relationships with high - quality, independent distribution partners, who value us and our business model, and provide us opportunities to grow profitably with them Unique field model enabled by sophisticated technology Strong customer experience Excellent growth opportunities within footprint and through geo - expansion Solid underwriting margins and non - GAAP operating ROEs* in line with our financial targets Conservative approach to risk selection and balance sheet management